CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bryan McKigney, Director, President & Chairman of The India Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 25, 2005          /s/ Bryan McKigney
     ----------------------       ----------------------------------------------
                                  Bryan McKigney, Director, President & Chairman
                                  (principal executive officer)


I, Alan Kaye, Treasurer of The India Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 25, 2005          /s/ Alan Kaye
     ----------------------       ----------------------------------------------
                                  Alan Kaye, Treasurer
                                  (principal financial officer)